UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2005

Frontier Airlines, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 12, 2005, Frontier Airlines announced the appointment of Christopher Collins as the company’s Senior Vice President of Operations.  Mr. Collins is currently serving as Vice President of System Operations at JetBlue Airways, a position he has held since 1998.  Mr. Collins is 47 and has over 20 years of aviation experience, including various positions with Continental Airlines and People Express Airlines before his tenure at JetBlue Airways.  Mr. Collins will join Frontier Airlines in early January 2006, and will be eligible to participate in the Company’s Executive Bonus Plan and Long Term Incentive Plan.  Copies of these plans are filed as Exhibits 10.21 and 10.22, respectively, to the Company’s Report on Form 10-K for the fiscal year ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: December 14, 2005	By: /s/ Jeff S. Potter
Its: President and CEO